Exhibit 10.1
Resolution of Board of Directors, February 26, 2010, establishing compensation for non-management directors
Proposed Piedmont Director Compensation Structure

Pay Component	Amount
Annual Board Retainer	$ 28,000
Board Meeting Fee	$ 1,500
Committee Meeting Fee	$ 1,500
Independent Lead Director Fee (additional annual retainer)	$ 10,000
	Audit:	$8,000
	Compensation:	$5,000
	Directors & Corporate Governance:	$5,000
	Benefits:	$2,500
Committee Chair Retainer	Finance:	$2,500
Annual Equity Grant†	$35,000 (2010), $40,000 (2011)
Initial Election Equity Grant †
(one-time grant for directors elected subsequent to August 20, 2003)	$15,500
(Exclusive of the 25% stock match when the Director takes all of his or her retainers and attendance fees in the Company’s Dividend Reinvestment and Stock Purchase Plan.)

†	Paid in the form of a cash contribution to the directors’ Dividend Reinvestment and Stock Purchase Plan accounts.
          THEREFORE, LET IT BE RESOLVED, that the Board hereby approves the new Board member compensation structure set forth above, to be effective March 1, 2010.